The Sentinel Funds

Class A, Class B, Class C, Class D and Class S

Supplement dated September 11, 2009

to the Prospectus dated March 31, 2009, as supplemented to date

Sentinel Short Maturity Government Fund Class S Shares

Change in Exchange Privileges – Effective as of the close of business on December 18, 2009

Effective as of the close of business on December 18, 2009, exchange privileges for the Class S shares of the Sentinel Short Maturity Government Fund (the “Short Maturity Government Fund”) will be modified as follows:

  Class S shares of the Short Maturity Government Fund will no longer be eligible for an exchange at net asset value for the Class A shares of each of the other Sentinel Funds, and

  Class S shareholders of the Short Maturity Government Fund will have the ability to exchange Class S shares at net asset value for the Class C shares of each of the other Sentinel Funds that offer Class C shares, up to $999,999 (the maximum purchase amount for Class C shares).  Class C shares obtained in exchange for Class S shares of the Short Maturity Government Fund will not be subject to a contingent deferred sales charge.  Initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 15 days before they are eligible for an exchange into Class C shares of other Sentinel Funds.  Exchanges back into the Class S shares of the Short Maturity Government Fund will be permitted.

The following modifications to the Prospectus will be effective as of the close of business on December 18, 2009:

The second paragraph under the section of the Prospectus entitled “Share Classes ─ Purchase and Sale Considerations” will be deleted and replaced in its entirety by the following:

You should also consider that exchange privileges into other Sentinel Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged for another Sentinel Fund’s Class B shares or Class A shares of the Short Maturity Government Fund. Class C shares may only be exchanged for another Sentinel Fund’s Class C shares or Class A shares of the Short Maturity Government Fund. There are no exchange privileges for Class D shares. Class S shares may only be exchanged into the Class C shares of any other Sentinel Fund that offers Class C shares, up to $999,999, the maximum purchase amount of Class C shares.  Class C shares obtained in exchange for Class S shares of the Short Maturity Government Fund will not be subject to a contingent deferred sales charge.  Exchanges back into the Class S shares of the Short Maturity Government Fund are permitted.  Class D and Class S shares previously exchanged into Class A shares of the Government Money Market Fund may be exchanged back into Class D or Class S shares, respectively.

The section of the Prospectus entitled “Buying, Selling and Transferring Fund Shares ─ Exchanging Shares Class S Shares” will be deleted and replaced in its entirety by the following:

Class S Shares

Class S shareholders of the Short Maturity Government Fund have the ability to exchange Class S shares at net asset value for the Class C shares of each of the other Sentinel Funds that offer Class C shares, up to $999,999, the maximum purchase amount of Class C shares.  However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 15 days before they are eligible for an exchange into Class C shares of other Sentinel Funds.  Class C shares obtained in exchange for Class S shares of the Short Maturity Government Fund will not be subject to a contingent deferred sales charge.  Exchanges back into the Class S shares of the Short Maturity Government Fund are permitted.